UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023 (May 25, 2023)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 S Rogers Circle, Suite 3, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Conversions

On November 8, 2021, the Company issued a 5% Secured Subordinated Non-Convertible Promissory Note in the principal amount of $1,900,000 (the “Nexus Seller Note”) to Justin Francisco and Steven Rubert (collectively the “Nexus Seller”), pursuant to the terms of that certain Securities Purchase Agreement, dated July 21, 2021, among the Company, the Nexus Seller, and Nexus Offers, Inc.

On July 29, 2022, the Company issued a (i) a 5% Secured Subordinated Convertible Promissory Note in the principal amount of $107,500 (the “RTB Note”) to RTB Children’s Trust (“RTB”), pursuant to that certain Securities Purchase Agreement, dated March 14, 2022 (as amended, the “Purchase Agreement”), by and among the Company, Ceautamed Worldwide, LLC and the Sellers (as defined in the Purchase Agreement); (ii) a 5% Secured Subordinated Convertible Promissory Note in the principal amount of $967,500 (the “RMB Note”) to RMB Industries, Inc. (“RMB”), pursuant to the Purchase Agreement; and (iii) a 5% Secured Subordinated Convertible Promissory Note in the principal amount of $1,075,000 (the “D&D Note” and together with the RTB Note and the RMB Note, the “Ceautamed Sellers Notes”) to D&D Hayes, LLC (“D&D” and together with RTB and RMB, the “Ceautamed Sellers”), pursuant to the Purchase Agreement.

On November 29, 2022, the Company issued an Amended and Restated 6% Secured Subordinated Promissory Note in the principal amount of $3,000,000 (the “Moulavi Note”) to Dr. Sasson E. Moulavi, pursuant to the terms of the February 11, 2020 Securities Purchase Agreement, as amended, among the Company, Doctors Scientific Organica L.L.C., Oyster Management Services Ltd., Lawee Enterprises L.L.C., U.S. Medical Care Holdings, L.L.C., and Dr. Moulavi. The Company has previously repaid $100,000, and the outstanding principal balance of the Moulavi Note is $2,900,000.

The Company previously issued the following promissory notes to Barry T. Cervantes: (i) a Promissory Note, dated February 14, 2022, in the principal amount of $50,000, for which a payment of $30,000 was made by the Company to Mr. B. Cervantes on April 18, 2023; (ii) Promissory Note, dated April 19, 2022, in the principal amount of $59,000; and (iii) Promissory Note, dated October 10, 2023, in the principal amount of $105,000; (collectively, the “B. Cervantes Notes”).

The Company previously issued the following promissory notes to Robert Rein: (i) Promissory Note, dated December 6, 2022, in the principal amount of $30,000; (ii) Promissory Note, dated December 21, 2022, in the principal amount of $100,000; (iii) Promissory Note, dated February 8, 2023, in the principal amount of $50,000; and (iv) Promissory Note, dated March 7, 2023, in the principal amount of $50,000 (collectively, the “Rein Notes” and together with the Nexus Seller Note, the Ceautamed Sellers Note, the Moulavi Note and the B. Cervantes Notes, the “Notes”).

On May 25, 2023, we entered into note agreements with each of the Ceutamed Sellers (the “Ceutamed Note Agreements”), pursuant to which the Company agreed to convert a portion of the Notes into a number of shares of the Company’s series B convertible preferred stock, par value $0.0001 per share (“Preferred Stock”) that is equal to the aggregate amount of cancelled debt covered by the Ceutamed Note Agreements divided by the stated value per share of the Preferred Stock of $223.00. The Preferred Stock has a conversion price of $2.23 so that each share of Preferred Stock converts into 100 shares of our common stock, par value $0.0001 (the “Common Stock”). Specifically, the Ceutamed Note Conversion Agreements converted debt under the Ceutamed Sellers Notes as follows:

●	Conversion $107,500, which represents the outstanding principal on the RTB Note as of May 25, 2023, into 482 shares of Preferred Stock;

●	Conversion of $967,500, which represents the outstanding principal on the RMB Note as of May 25, 2023, into 4,339 shares of Preferred Stock;

●	Conversion of $1,075,000 which represents the outstanding principal on the D&D Note as of May 25, 2023, into 4,820 shares of Preferred Stock;

On May 26, 2023, we entered into a note agreement with each of the Nexus Seller, Dr. Moulavi, Mr. B. Cervantes and Mr. Rein (the “Note Agreements”), pursuant to which the Company agreed to convert all or a portion of the Notes into a number of the Company’s Preferred Stock that is equal to the aggregate amount of cancelled debt in the Note Agreements divided by the stated value per share of Preferred Stock of $223.00 as follows:

●	Conversion of $1,912,966.40, which represents the outstanding principal plus accrued interest on the Nexus Seller Note as of May 26, 2023, into 8,579 shares of Preferred Stock;

●	Conversion of $1,500,000 of the Moulavi Note into 6,727 shares of Preferred Stock, resulting in a balance of $1,734,950 of principal and accrued interest as of May 26, 2023 for which the Company issued the Moulavi Balance Note (as described below).

●	Conversion of $190,412, which represents the outstanding principal plus accrued interest on the B. Cervantes Notes as of May 26, 2023, into 854 shares of Preferred Stock; and

●	Conversion of $ 239,950, which represents the outstanding principal plus accrued interest on the Rein Notes as of May 26, 2023, into 1,076 shares of Preferred Stock.

In addition, on May 26, 2023, the Company issued Dr. Moulavi a new 6% Secured Subordinated Promissory Note (the “Moulavi Balance Note”), having identical terms to the Moulavi Note but with a principal amount of $1,734,950, representing the unconverted principal of the Moulavi Note of $1,400,000, plus accrued but unpaid interest on the Moulavi Note as of May 26, 2023.

Executive Deferred Compensation Conversions

As of May 26, 2023, Alfonso J. Cervantes, Jr., the Company’s Executive Chairman (“Mr. A. Cervantes”) had accrued unpaid salary of $347,484 and accrued unpaid bonus of $480,000, for a total accrued unpaid deferred compensation of $827,494 (the “A. Cervantes Deferred Compensation”), and Darren Minton (“Mr. Minton”), the Company’s Chief Executive Officer, had accrued unpaid salary of $250,826 and accrued unpaid bonus of $100,000, for a total accrued unpaid deferred compensation of $350,826 (the “Minton Deferred Compensation” and together with the A. Cervantes Deferred Compensation, the “Executive Deferred Compensation”).

On May 26, 2023, the Company entered into a deferred compensation conversion agreement with each of Mr. A. Cervantes and Mr. Minton (the “Executive Deferred Compensation Conversion Agreements”) in order to convert the Executive Deferred Compensation into an aggregate of 5,285 shares of Preferred Stock, resulting in the issuance of 3,711 shares of Preferred Stock to Mr. A. Cervantes and 1,574 shares of Preferred Stock to Mr. Minton.

Director Deferred Fees Conversions

As of May 26, 2023, Arthur Reynolds, Robert Rein, and Roger Conley Wood, each a member of the Company’s Board of Directors, had accrued unpaid Board fees of $16,500, $22,500 and $22,500, respectively (collectively, the “Director Deferred Fees”).

On May 26, 2023, the Company entered into a director fee conversion agreement with each of Mr. Reynolds, Mr. Rein, and Mr. Wood in order to convert a portion of the Director Deferred Fees (the “Director Fee Conversion Agreements”). Pursuant to the Director Fee Conversion Agreements, each of Mr. Reynolds, Mr. Rein, and Mr. Wood agreed to convert $10,000 of his outstanding Director Deferred Fees, or an aggregate of $30,000 of Director Deferred Fees, in exchange for an aggregate of 135 shares of Preferred Stock, or 45 shares of Preferred Stock for each of Mr. Reynolds, Mr. Rein, and Mr. Wood.

Series B Preferred Stock Certificate of Designation

The Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of Nevada designating the rights, preferences, and limitations of the shares of Preferred Stock on May 25, 2023. The Certificate of Designation authorizes 5,000,000 shares of Preferred Stock. The following is a summary of the material terms of the Series A Shares:

●	Dividends. The individual holders of the Preferred Stock shall be entitled to receive dividends on shares of the Preferred Stock on an equal basis as our Common Stock on an as-converted basis, and in the same form as dividends actually paid on shares of the Common Stock of the Company, only when and if such dividends are paid on shares of the Common Stock.

●	Liquidation. Subject to the rights of the Company’s creditors and the holders of any senior securities, upon any liquidation of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of common stock of the Company, each holder of outstanding Preferred Stock shall be entitled to receive the same amount that a holder of Common Stock of the Company would receive if the Preferred Stock were fully converted to Common Stock immediately prior to such a liquidation in preference to the holders of the Company’s Common Stock.

●	Voting Rights. The Preferred Stock shall vote together with the Common Stock on an as-converted basis, and not as a separate class, except as provided by the Nevada law.

●	Conversion Rights. Each share of Preferred Stock, plus all accrued and unpaid dividends thereon, shall be convertible, at the option of the holder thereof, at any time and from time to time into such number of fully paid and nonassessable Common Stock (calculated as to each conversion to the whole share) determined by dividing the Stated Value, plus the value of the accrued, but unpaid, dividends thereon, by the conversion price of $2.23 per share; provided that in no event shall the holder of any Preferred Stock be entitled to convert any number of shares of Preferred Stock that upon conversion the sum of (i) the number of Common Stock beneficially owned by the holder and its affiliates and (ii) the number of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this provision is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the then outstanding Common Stock of the Company. This limitation may be waived (up to a maximum of 9.99%) by the holder and in its sole discretion, not less than sixty-one (61) days’ prior notice to the Company.

●	Redemption. The Preferred Stock is not redeemable.

The above descriptions of the Notes, the Moulavi Balance Note, the Note Agreements, the Executive Compensation Conversion Agreements, the Director Fee Conversion Agreements, the Preferred Stock, and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as Exhibits 10.1 through 10.25, and Exhibit 3.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Warrant Solicitation

As previously reported, the Company issued warrants on July 1, 2021, that were amended and restated on December 8, 2022 (the “July Warrants”) to several investors for the purchase of 3,214,128 shares of Common Stock of the Company, at an initial exercise price of $6.25 per share. The Company also issued warrants on August 18, 2021, as amended and restated on December 8, 2022 (the “August 2021 Existing Warrants,” and collectively with the July 2021 Existing Warrants, the “Existing Warrants”) to several investors for the purchase of 1,071,377 shares of Common Stock of the Company, at an initial exercise price of $6.25 per share.

On May 29, 2023, the Company entered into warrant solicitation inducement letters (the “Inducement Letters”) with several accredited investors that are existing holders (collectively, the “Exercising Holders”) of its Existing Warrants wherein the investors agreed to exercise 3,513,750 of the Existing Warrants to purchase an aggregate of 3,513,750 shares of Common Stock (the “Warrant Shares”) for cash, at an exercise price reduced by the Company from $2.59 per share to $1.30 per share (the “Warrant Exercise”).

In consideration for the immediate exercise of the Existing Warrants for cash, the Company will issue a new unregistered Common Stock Purchase Warrant pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”), to purchase a number of shares of Common Stock equal to 200% of the number of Warrant Shares issued pursuant to the Warrant Exercise hereunder (the “New Warrant”). The New Warrant will be exercisable immediately and have a term of 5.5 years and an exercise price per share of $2.17. As a result, the Exercising Holders will receive warrants to purchase 7,027,500 shares of Common Stock. The gross proceeds from the Warrant Exercise is expected to be $4.5 million and the Company expects to receive aggregate net proceeds of approximately $4.1 million from the exercise of the Existing Warrants by the Exercising Holders, after deducting fees and expenses.

As a result of the Warrant Exercise, the exercise price of the Company’s other outstanding warrants is being adjusted to $1.30 pursuant to the antidilution provisions in such warrants. The Company will send notices to warrant holders regarding the adjustment of the exercise price.

H.C. Wainwright & Co., LLC acted as warrant inducement agent and financial advisor in connection with the transaction and will receive a cash fee of 7.5% of the gross proceeds resulting from the Warrant Exercise and warrants to purchase a number of shares of the Company’s Common Stock equal to 7.5% of the Warrant Shares.

The issuance of the Common Stock upon exercise of the Existing Warrants was conducted pursuant to the Company’s registration statement on Form S-3 (File No. 333-271701), which was filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2023 and declared effective on May 15, 2023. The New Warrants issued pursuant to the Inducement Letters described above were offered in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act and, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The securities were offered only to accredited investors.

This report shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Attached to this report on Form 8-K as Exhibit 10.26 is a copy of the form of Inducement Letter between the Company and the several Exercising Holders and the form of New Warrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the Moulavi Balance Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Preferred Stock and in relation to the New Warrants and the shares of the Company’s Common Stock issuable upon the exercise thereof is hereby incorporated by reference into this Item 3.02. The New Warrants were issued in reliance upon an exemption from registration pursuant to 4(a)(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 is incorporated herein by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 regarding the Certificate of Designation is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

As previously disclosed, on January 25, 2023, the Company received a notice from The Nasdaq Stock Market LLC’s (“Nasdaq”) Hearings Panel (the “Panel”), that the Panel had granted the Company an extension until May 30, 2023, to demonstrate compliance with the $2,500,000 minimum stockholders’ equity requirement, as outlined in Listing Rule 5550(b)(1). As a result of the transactions described in this Form 8-K, the Company now has stockholders’ equity above the minimum stockholders’ equity requirement for continued listing of $2,500,000.

Nasdaq will continue to monitor our ongoing compliance with the minimum stockholders’ equity requirement and, if at the time of our next periodic report our company does not evidence compliance with the minimum stockholders’ equity requirement, we may be subject to delisting. There can be no assurance that our company will be able to maintain compliance with the minimum stockholders’ equity requirement.

The information set forth under Item 1.01 is incorporated by reference into this Item 8.01.

On May 26, 2023, the Company issued a press release related to the Note Agreements and on May 30, 2023 the Company issued a press release related to the Warrant Solicitation. Copies of these press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Designation of Preferences, Rights, Limitations and Restrictions of Preferred Stock
10.1	Amended and Restated 6% Secured Subordinated Promissory Note issued by Smart for Life, Inc. to Sasson E. Moulavi on November 29, 2022 (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on December 2, 2022)
10.2	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RTB Childrens Trust on July 29, 2022 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 4, 2022)
10.3	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RMB Industries, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on August 4, 2022)
10.4	First Amendment to Securities Purchase Agreement, dated July 29, 2022, among Smart for Life, Inc., Ceautamed Worldwide, LLC, RMB Industries, Inc., RTB Childrens Trust and D&D Hayes, LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on August 4, 2022)
10.5	5% Secured Subordinated Promissory Note issued by Smart for Life, Inc. to Justin Francisco and Steven Rubert on November 8, 2021 (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1 filed on December 16, 2021)
10.6	6% Secured Subordinated Promissory Note issued by Smart for Life, Inc. to Sasson E. Moulavi on May 26, 2023
10.7	Promissory Note and Common Stock issued by Smart for Life, Inc. to Barry T. Cervantes on February 14, 2022.
10.8	Promissory Note and Common Stock issued by Smart for Life, Inc. to Barry T. Cervantes on April 13, 2022.
10.9	Promissory Note and Common Stock issued by Smart for Life, Inc. to Barry T. Cervantes on October 10, 2022.
10.10	Promissory Note issued by Smart for Life, Inc. to Robert Rein on December 6, 2022
10.11	Promissory Note issued by Smart for Life, Inc. to Robert Rein on December 21, 2022
10.12	Promissory Note issued by Smart for Life, Inc. to Robert Rein on February 8, 2023
10.13	Promissory Note issued by Smart for Life, Inc. to Robert Rein on March 27, 2023
10.14	Note Agreement among Smart for Life, Inc., Justin Francisco, and Steven Rubert, dated May 25, 2023
10.15	Note Agreement among Smart for Life, Inc., and D&D Hayes, LLC, dated May 25, 2023
10.16	Note Agreement among Smart for Life, Inc., and RMB Industries, Inc., dated May 25, 2023
10.17	Note Agreement among Smart for Life, Inc., and RTB Childrens Trust, dated May 25, 2023
10.18	Note Agreement among Smart for Life, Inc., and Sasson E. Moulavi, dated May 25, 2023
10.19	Note Agreement among Smart for Life, Inc., and Barry T. Cervantes, dated May 26, 2023
10.20	Note Agreement among Smart for Life, Inc., and Robert Rein, dated May 26, 2023
10.21	Executive Deferred Compensation Conversion Agreement among Smart for Life, Inc., and Alfonso J. Cervantes, Jr. dated May 26, 2023.
10.22	Executive Deferred Compensation Conversion Agreement among Smart for Life, Inc. and Darren Minton, dated May 26, 2023.
10.23	Director Fee Conversion Agreement among Smart for Life, Inc. and Arthur Reynolds, dated May 26, 2023.
10.24	Director Fee Conversion Agreement among Smart for Life, Inc. and Robert Rein, dated May 26, 2023.
10.25	Director Fee Conversion Agreement among Smart for Life, Inc. and Roger Conley Wood, dated May 26, 2023.
10.26	Form of Inducement Letter
99.1	Press Release issued on May 26, 2023
99.2	Press Release issues on May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer